NATIONAL ADVANTAGE VARIABLE ANNUITY PROSPECTUS
                   Flexible Premium Deferred Variable Annuity
               issued by: Midland National Life Insurance Company
              through the Midland National Life Separate Account C
                        Supplement dated November 1, 2002
                         to Prospectus Dated May 1, 2002

This supplement to the prospectus for the National Advantage Variable Annuity describes an optional rider that gives you several choices regarding the duration of the surrender charge (that is, the number of years the surrender charge remains in effect). You have the option of shortening the regular surrender charge period of seven years to one of three different shorter periods: five years, three years, or none (no surrender charge). There is an extra charge for this rider. The amount of the charge depends on which shorter period you choose, as indicated below. The charge is a percentage (specified below) of the average daily accumulation value, and the charge remains in effect until the Contract is terminated.

You can only elect this rider when you purchase the Contract, on Your supplemental application. This rider cannot be elected in combination with the Bonus Credit Rider or the Higher Education Rider.

Five-Year Surrender Charge Period:

For the five-year surrender charge period, the extra charge currently is 0.25% of the average daily accumulation value (it may change but will never be more than 0.45%), and the surrender charge is as follows:

                Length of Time From
                  Premium Payment                         Surrender Charge
                 (Number of Years)                           Percentage

                      Less than 1                                 7%
                      1 - 2                                       7%
                      2 - 3                                       6%
                      3 - 4                                       5%
                      4 - 5                                       4%
                      More than 5                                 0%

Three-Year Surrender Charge Period

For the three-year surrender charge period, the extra charge currently is 0.35% of the average daily accumulation value (it may change but will never be more than 0.55%), and the surrender charge is as follows:

                Length of Time From
                   Premium Payment                        Surrender Charge
                  (Number of Years)                          Percentage

                      Less than 1                                 7%
                      1 - 2                                       7%
                      2 - 3                                       6%
                      More than 3                                 0%

Zero Year Surrender Charge Period

The "zero year" surrender charge period means there is no surrender charge, even in the first Contract Year. The extra charge for this option currently is 0.50% of the average daily accumulation value (it may change but will never be more than 0.70%).

On page 11, the following replaces the first paragraph under "Fees for Optional
Riders:

     You may add various riders to the basic contract. You must elect these riders on Your contract supplemental application. We will deduct a corresponding charge for each optional rider You elect. We deduct a daily charge for each optional rider, at the annual rates specified below, against your Separate Account accumulation value. The investment divisions' accumulation unit values reflect this charge. Charges for these optional riders are in addition to the charges for the basic contract (stated above). If You elect all (except the Surrender Charge Rider) of these riders, the total Separate Account expenses currently would be 3.60% per year. We reserve the right to change the charge for each optional rider. Once elected, these optional riders may not be terminated.

On page 13, replace the "Fee Table Including All Optional Riders" with the following:

                     Fee Table Including All Optional Riders

This information is intended to assist You in understanding the various costs and expenses that You will bear if You elect all of the optional riders

Contract Owner Transaction Expenses
    Sales Load Imposed on Purchases..........................................................    None
    Transfer Fee (There is currently no charge for transfers.  We reserve the right to charge
    $15 for each transfer in excess of 12 in one contract year)..............................    $0 - $15
    Maximum Surrender Charge (as a percentage of premium withdrawn)..........................    7.00%
Annual Maintenance Fee (current; see footnote 1 above).......................................    $30.00
Annual Maintenance Fee (maximum charge; see footnote 1 above)................................    $60.00


Separate Account Annual Expenses (as a percentage of average daily accumulation value)
                                                                                           Current         Maximum

    Mortality and Expense Risk Charge.................................................      0.95%           0.95%
    Bonus Credit Rider Charge.........................................................      0.60%           0.70%
    Minimum Premium Rider Charge......................................................      0.25%           0.50%
    Guaranteed Minimum Death Benefit Rider Charge.....................................      0.50%           0.75%
    Higher Education Rider Charge.....................................................      0.95%           4.00%
    Estate Planning Rider Charge......................................................      0.35%           0.75%
    Surrender Charge Rider Charge:
        Five Year.....................................................................      0.25%           0.45%
        Three Year....................................................................      0.35%           0.55%
        Zero Year.....................................................................      0.50%           0.70%
Total Separate Account Expenses for a Contract
with the Highest Possible Rider Charges...............................................      3.60%           7.65%


Note: The highest possible combination of Rider Charges is for all Riders except the Surrender Charge Duration Rider, since that Rider cannot be elected in combination with the Bonus Credit or Higher Education Riders.

Expense Examples

The Prospectus contains examples showing the expenses you would pay under the Contract, based on different sets of assumptions. Examples 2, 4, and 5 assume that all Riders are elected. However, these examples do not reflect the cost of the Surrender Charge Duration Rider, since that Rider cannot be elected in combination with the Bonus Credit or Higher Education Riders.